Exhibit 10.7

AMENDMENT NUMBER 5
TO
SECURITIES PURCHASE AGREEMENT

THIS IS AMENDMENT NUMBER 5 (the “Amendment") being executed and delivered by and between Rapid Link, Inc., formerly known as Dial-Thru International Corporation, a Delaware corporation ("Rapid"), and Global Capital Funding Group, L.P., a Delaware limited partnership ("GCFG"), and dated as of June 30, 2008, in order to amend that certain $1,250,000 Principal Amount 10% Convertible Debenture between Rapid and GCFG dated as of November 8, 2002, as amended by Amendment Number 1 dated as of June 1, 2005 and as further amended by Amendment Number 2, dated September 14, 2006, as further amended by Amendment Number 3 dated as of October 3, 2006 , as further amended by Amendment Number 4 dated as of January 30, 2007 (the “Securities Purchase Agreement”), in consideration of the mutual promises contained in the 10.08% Convertible Debenture and in this Amendment and other good and valuable consideration (the sufficiency, mutuality and adequacy of which are hereby acknowledged), hereby agree as follows:

1.  Amendment of ability to sell stock for the next two years. Upon payment by Rapid of the outstanding principal balance of $420,000.00 in accordance with the Subordination Agreement dated March 31, 2008, GCFG will be restricted from the selling of any shares of Rapid Link common stock for a period of two years from the effective date of this amendment.

2.  Confirmation that there is no default under this note. As of the date hereof, no default has been declared under this note by GCFG.

3.  Confirmation of Balance. It is agreed that upon payment of $420,000.00, that there will be no additional cash monies owed to GCFG from Rapid. The remaining balance of $180,000 shall be converted into Rapid common shares in accordance with the conversion notice previously issued by GCFG, which shares will be governed by the terms of the note, all of its amendments and the Subordination Agreement dated March 31, 2008.

4.  No Other Effect on the 10% Convertible Debenture. Except as amended by this Amendment and prior amendments and agreements to this same note, the 10.08 % Convertible Debenture remains in full force and effect.

5.  Effective Date. This Amendment is effective June 30, 2008.

6.  Miscellaneous.

(a)  Captions; Certain Definitions. Titles and captions of or in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any of its provisions. The parties to this Amendment agree to all definitions in this statement of the parties to this Amendment. A capitalized term in this Amendment has the same meaning as it has as a capitalized term in the 10.08% Convertible Debenture unless the context clearly indicates to the contrary.

(b)  Controlling Law. This Amendment is governed by, and shall be construed and enforced in accordance with the laws of the State of Delaware (except the laws of that jurisdiction that would render such choice of laws ineffective).

(c)  Counterparts. This Amendment may be executed in one or more counterparts (one counterpart reflecting the signatures of all parties), each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment or its terms to account for more than one of such counterparts. This Amendment may be executed by each party upon a separate copy, and one or more execution pages may be detached from a copy of this Amendment and attached to another copy in order to form one or more counterparts.

Signature Page Follows

DULY EXECUTED and delivered by GCFG and the Company, as of the effective date set forth above.

GCFG:	Global Capital Funding Group, L. P.
By: Global Capital Management Services, Inc., its General Partner

	By:	/s/ Lewis N. Lester
	Name:	Lewis N. Lester
	Title:	President

Company:	Rapid Link Incorporated

By:
Name:
Title:

DULY EXECUTED and delivered by GCFG and the Company, as of the effective date set forth above.

GCFG:	Global Capital Funding Group, L. P.
By: Global Capital Management Services, Inc., its General Partner

By:
	Name:	Lewis N. Lester
	Title:	President

Company:	Rapid Link Incorporated

	By:	/s/ Chris Canfield
	Name:	Chris Canfield
	Title:	CFO

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